Exhibit 99.1

strong brands sustainable growth polaris industries inc. analyst & investor meeting opening remarks polaris overview scott wine chairman CEO bennett morgan predient COO richard edwards director of investor relations july 30 2013 agenda analyst investor meeting tuesday july 30th gaylord resort and convention center national harbor maryland 8:00 am 12:00 noon et opening remarks scott wine chairman & CEO 8:10 polaris overview bennett morgan president COO 8:25 victory indian motorcycles steve menneto v.p. 8:45 parts garments accessories steve eastman 9:05 snowmobiles sales marketing mike jonikas 9:25 off-road vehicles military commercial david longren 9:55 break 10:10 small vehicles GEM goupil aixam matt homan 10:25 europe middle east africa emea 10:45 asia pacific latin america apla dougherty 11:05 engineering r&d powertrain kemp cto 11:25 global operations supplu chain suresh krishna 11:4- closing comments 11:50 Q&A malone safe harbor except for historical information contained herein the matters set forth in this document including but not limited to management's expectations regarding 2013 sales shipments margins net income and cash flow are forwad-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings promotional activities and pricing strategies by competitors manufacturing operation initiatives acquistion integration costs warranty expenses impact of changes in polaris stock prices on incentive compensation foreign currency exchange rate fluctuations environmental and product safety regulatory activity effects of weather commodity costs uninsured product liability claims uncertainty in the retail and wholesale credit markets changes in tax policy and overall economic conditions including inflation consumer confidence spending relationships with dealers suppliers investors are also directed to consider other risks uncertainties discussed in our 2012 annual report and form 10-k filed by the company with the securities exchange commission does not undertake any duty to any person to provide updates to the data source for retails sales figures included in this presentation is registration information provide by polaris dealers in north america compiled estimates must rely on supply concerning retail sales other data sources subject revision scott wine ceo polaris industries inc. analyst & investor meeting opening remarks july 31 2012

2013 1st half financial metrics sales $1,591 +11% gross profit % 29.5% +70 bps op profit 14.3% +20 net income $155.5 +20% 9.8% cash flow $ $103.5 +32% shareholder return +35% june 30 2013 $95.00 2012 $71.48 july 25 $109.64 new all-time high actual variance to record first half results guiding principles and priorities best people team safety & ethics always customer loyalty performance growth amrgin expansion product quality leadership operational excellence winning the right way everyday always teamwork execution driving success $22.16 (7/1/05) 7.4% $1.57 2005 6.8% $1.36 2006 6.3% $1.55 2007 6.0% $1.75 2008 $6.91 (3/6/09) 6.5% $1.53 2009 7.4% 2.14 2010 *.6% $3.20 2011 9.7% $4.40 2012 ~10.0% $5.20 to $5.30 2013 guidance $109.60 (7/25/13) eps net income % note: from continuing operations objective sustainable profitable growth total return comparisons dividend yield included 5-year cumulative total shareholder return july 24 2008 - july 24, 2013 +460% peer average* +173% russell 2000 +49% DJIA index +37% s&p 500 index +35% *peer average acat bc de hog ttc wgo PII continues to significantly outperform both peers and indices polaris strategic objectives 3-5 year objectives best in powersports plus 5-8% annual organic growth growth through adjacencies >$2B from acquisitions and new markets global market leadership >33% pf polaris revenue lean enterprise is competitive advantage significant quality delivery & cost improvement strong financial performance sustainable profitable growth net income margin >10% consistent strategy raising the bar grow sales >$8 billion by 2020 up 13 % to 15% $3.6B to $3.7B 2013 guidance >$8.0 billion 2020 increase net income >10% of sales by 2020 up 18% to 20% $370m to $375m 2013 guidance ~13% CAGR $850 million 2020 bennett morgan president & COO polaris industries inc. analyst & investor meeting strategy overview july 31, 2012

N.A. powersports consolidated share best in powersports plus consolidated powersports market share in units (with total motorcycle industry) polaris harley honda yamaha kawasaki can am arctic cat deere kubota suzuki triumph BMW ducati KTM piaggio other 2005 2006 2007 2008 2009 2010 2011 2012 2013 expectation clear #1 & building lead

2013 business expectations off-road vehicles MY14 RZR XP 1000 +22% $2,226 ATV SxS FY 2012 Up 8% - 10% ATV SxS FY 2013 guidance motorcycles MY14 Cross Country 8-ball $196 FY 2012 Up 15% - 20% FY 2013 guidance 800 Indy SP +1% $283 FY2012 up low single digits fy 2013 guidance small vehicles $44 FY 2012 up well over 100% FY 2013 guidance PG&A +13% $461 fy 2012 up 27% - 30% fy 2013 guidance International Q2 2013 sales by geography europe 75% ME/Africa 3% Aus/NZ 14% Asia 3% Latin America 5% +9% $461 fy 2012 up about 20%* fy 2013 guidance * includes aixam mega all businesses expecting sales growth in 2013

Income from financial services $M Wholesale credit PA receivables retail credit approval rate full year income from financial services expected to increase somewhat faster than sales growth in 2013 higher retail sales volume increased dealer inventories polaris acceptance 50/50 joint venture with GE U.S. Dealer Financing 17 year joint venture contract until 2017 three year avg. ROI = 32% retail credit penetration rate third party E 2016 and Sheffield 2016 no credit or funding risk to polaris approval and pentration rates have stabilized at acceptable levels ample wholesale and retail credit availability polaris drivers of success sustainable competitive advantage innovative culture people and processes that drive innovation and a passion for performance applications engineering capability to develop & refine unique solutions by leveraging new and existing technologies and suppliers flexible manufacturing infrastructure and processes that enable flexibility and agility speed corporate systems and structure that enables consistently superior speed-to-market polaris' special sauce

2013 objectives best in powersports plus drive organic growth with expanding margins - every business every region grows share ORV continues strong revenue growth with margin expansion driven by brand product and process innovation double digit retail growth victory continues to gain share grow profits indian flawless brand & product launch 125 - 140 dealers snow grows share & improves NPS scores PGA grows faster than polaris with expanding $s per unit clothing & accessory penetration dealer inventory velocity improves profitable double digit growth of our core again

2013 objectives growth through adjacencies GEM & Goupil - deliver profitable sales gowth defense grows sales & profits by successfully pentrating new categories aixam mega integration completed and synergies identified and actively pursuing successfully launch brutus commercial vehicles to both channels diversify outside powersports - deliver on commitments in '13

2013 objectives global market leadership expand global manufacturing capability to poland and india on cost and schedule EMEA grows market share in all products holds profitability flat apla revenue grows BIC markets sales grows significantly with improving profitability eicher/polaris team product and distribution progress for 2015 launch diversify and grow profitabillity outside north america

2013 objectives operations as a competitive advantage productivity & LEAN initiatives deliver savings in N.A. plants transform vistory delivery to <14 day response execute major capital investments flawlessly to drive capacity cost and quality lean focus drives measurable factory inventory leverage 2013 year-end inventory turns improved reduce COGS logistics and other major cost buckets in 2013

2013 strong financial performance total company sales in millions diluted EPS north american retail sales growth and market share gains expected to continue international sales projected to increase about 20% with acquistions net income projected up 18% to 20% net income margin expectations slightly over 10% for full year polaris industries inc. analyst & investor meeting thank you questions scott wine chairman & CEO bennett morgan president & COO July 30, 2013

Motorcycles Steve Menneto,  VP Motorcycles July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Victory Flat to Industry N.A. 1400+cc Industry Industry Retail History 2013 Industry Retail 2013 N.A. 1400+ cc Industry down  -2% YTD Cruiser Industry up 2% YTD Bagger & Touring down 3% YTD Analyst 7-30-13

Victory Holding Share In Soft Market Conditions 2013 N.A. 1400+cc Competitive Summary Analyst 7-30-13

Victory Strategy Strengthen Victory Brand Frequent Product News Lean Operations International Sales Growth Expand Global Distribution Presence Analyst 7-30-13

Consistent Brand Execution Strengthen Victory Brand Partnerships: MMA, Gunny, Sixx Sense Bold Store Branding: Store Upgrades Complete Merchandising standards New Apparel & Accessories: Core Range Seasonal Collection Analyst 7-30-13

Six Bikes & FCP Victory Product News Cross Country 8-Ball MSRP: $17,999 High-Ball (cast wheels, headlight) MSRP: $13,499 Jackpot MSRP: $15,999 Cross Roads 8-Ball MSRP: $15,999 Ness Cross Country MSRP: $22,999 High-Ball Flames (graphics) MSRP: $14,499 Judge 2.0 (bars, pegs, seat, side cover) MSRP: $13,999 FACTORY CUSTOM PAINT Down $1,000 Down $3,000 Down $1,000 Down $2,000 Down $2,500 Analyst 7-30-13

Transition to Refinement Victory Business Model Change Impact:Inventory –  Healthy and more evenly dispersed, working to improve turnsStock Outs – Reduced YOY stockouts by 74%, stronger segment representationLead-time Reduction – Servicing dealers within 10 days, 97% promise date obtainment Complete Profiles One Time Initial Fill of Dealer Profiles, Support Retail – Sell Thru Fill Profile Stockouts based on Retail Sell-Thru Lean Operations – Retail Flow Management Analyst 7-30-13

International Gaining Share Victory International Retail Sales Analyst 7-30-13

Growing N.A. & International Distribution Expand Victory Global Distribution 600+ New Victory Dealership – Tokyo, Japan Analyst 7-30-13

Investing in Motorcycle Division Growth Motorcycle Only Sales Force Analyst 7-30-13

Indian Strategy Build a Premium Indian BrandFrequent Premium Product NewsLean OperationsInternational Sales GrowthBuild Premium Global Distribution Analyst 7-30-13

Analyst 7-30-13 Brand Positions American Motorcycle Brands The Harley Davidson logo and images are trademarks of H-D U.S.A. LLC which has no affiliation with, endorsement by, or association of any kind with Indian Motorcycles, Victory Motorcycles or Polaris Industries, Inc.

Analyst 7-30-13 Global Motorcycle Sales Victory & Indian Appeal to Industry’s Largest Segments $4+ Billion(all Motorcycles)

Premium Brand Comprehensive Customer Experience Analyst 7-30-13

Launching at Sturgis Analyst 7-30-13 Price Comments Silhouette Comments Facebook comments“…the price is killer!”“Great price. Can’t wait to test ride one!”CyrilHuzeBlog.com“I’m pleasantly (really) surprised at the starting price point. This is a good thing for Harley riders as well.”HDForums.com“I was thinking that if they make a Scout at a good price I might try to pick one up. But at $19K for a Chief I might consider picking one up. Facebook comments “LOVE the silhouette.”“lines have stayed true to the past without losing sight of the future.”CyrilHuzeBlog.com“The bike looks magnificent in the silhouette, and the pricing is right on par with the HD Softail range. Well done Indian...”HDForums.com“Can't wait to see the whole bike and hear it run. Chrome switch housings and some other goodies can be seen and come stock” All New 2014 Chief

Safety Stock Planning SIOP Tracking and Planning Production Scheduling and Logistics Planning Material Flow Design Same Process as Victory Daily Ordering Process Unique Dealer Profiles Lean Operations – Retail Flow Management Analyst 7-30-13

Arlen Ness – Dublin, CA Premium Global Distribution Network Analyst 7-30-13

Premium Global Distribution Network N.A. Basic Tenets N.A. Source of Dealers Global Distribution at Launch Top MSA Focused Distribution Going to Plan Top MSA FocusedConsistent Brand ImageHigher Investment levels and operational requirementsDealer Count Less than Victory Analyst 7-30-13

First Ever History Channel Bike Week Sponsorship Indian Motorcycle Launch Analyst 7-30-13 History Channel – Top Shows

video racing vignette

indian chief reveal party most famous intersection in motorcycling sturgis motorcycle museum video jackpine gypsy vignette

demos and shows motorcycle events dealership demos

indian motorcycle choice is here sturgis august 3rd

Q & A Steve Menneto – VP Motorcycles July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Parts, Garments & Accessories Steve Eastman Vice President PG&A July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

PG&A Overview Analyst Mtg July 2013 Service Parts, Accessories, & Apparel 60,000+ SKU’s, $461 Million in Sales in 2012 Highest Gross Margins COMPETITION: Aftermarket: i.e. Parts Unlimited, Tucker Rocky, Western Powersports, Motovan. Big Box Retail, Online Sellers Top Selling Commodities Cabs/Cab Components (ORV) Winch Kits (ORV) Oil Plow Kits (ORV) Brushguards (ORV) Electronics/Lighting (ORV) Rims/Wheels (ORV/Victory) Tracks (ORV) Snowmobile Outerwear (Snow)  Polaris Advantages Strong Brands Closer to the Customer Wholegoods Integration (Accessories) Proprietary Components (Parts) Solution Focus Fill Rates/Availability

Driving Sustainable Competitive Advantage in Each Segment PG&A Overview Analyst Mtg July 2013  Parts  Accessories  Apparel  Highest margins 57,000+ part numbers Fill rates >98%  Strong 1H snow revenue  Healthy $ per unit growth Integrated solutions focus Lock & Ride competitive advantage Klim adds $30M+All brands growing Resourced for accelerated growth % of revenue

PG&A Strategy Analyst Mtg July 2013 Body: Strengthen the Core Business Develop Multi-Channel Capability Develop New Growth Platforms Drive International Sales Growth Drive Global Operational Excellence

Solid Business Momentum and Progress on Strategic Bets Analyst Mtg July 2013 Business results/trends: Revenue Growth – on track for record PG&A growth year  International – strong double digit growth Margin Expansion – up slightly despite lower parts mix Klim – pre-season orders and 1H results ahead of goal Operational excellence: Vermillion SD – productivity gains and LEAN progress continue Wilmington OH – new distribution facility start up on track International – EMEA consolidation & direct sourcing up and running, dedicated resources Apparel Center-of-Excellence – established brand portfolio expertise in Rigby ID Growth initiatives: Product Development Transformation –  record new product introductions, quality, innovation Apparel – Klim acquisition + expanded product line coverage, brand discipline, quality Go To Market – brand / retail impact, enthusiast events engagement, campaign integration Digital – improved e-commerce traffic and conversion, seamless customer experience, catalog app Global Supply Chain – multi-faceted, agile distribution network investments 2013 Progress Overview

Accelerating Growth. Highly Profitable Model PG&A Summary 9% CAGR 17+% CAGR  2009 – 2013 Average Growth Rate Analyst Mtg July 2013  First half PG&A revenue +30% 2013 will be the largest PG&A growth year ever Strong KLIM pre-season orders in line with expectations All areas of the business are growing Strategic bets progressing well – investing in long-term growth  Guidance

Ranger & Victory Driving Strong Dollars-Per-Vehicle Growth 1H Accessory Dollars Sold Per Vehicle Analyst Mtg July 2013  Attorney-Client  Privileged and Confidential  Innovation, quality, and ease of installation driving growth Focus on designing / engineering integrated solutions with the vehicle Ease of installation drives improved retail execution Important driver of total vehicle Net Promoter scores  Total UP 25%

Increased Emphasis on Differentiation & Innovation Product Development Transformation Analyst Mtg July 2013  Model Year ‘14 Product Introductions – Over 300 new accessories!  Polaris Innovation  Disciplined Execution   ORV ~200 New  Motorcycle ~100 New  Snow ~40 New

Ranger 900 XP Integration Analyst Mtg July 2013 Body: New Model for Accessory Solutions Development  The Results Success Factors Voice of the customer – market research Reduced SKU complexity = 16 SKU’s create 100+ unique combinations Integrated planning, development Robust go-to-market execution UP 200% $ / Unit UP 35% Net Promoter

RZR 1000 XP Integration Analyst Mtg July 2013 Body: Industry Leading Quality, Fit & Ease of Installation  Growth Expectations Key Features Lock & Ride chassis attachments Integrated electrical routing Tool-less roof install, windshield sealing surface Integrated door mounts Premium lighting & audio $ / Unit UP 50%+  – Lock & Ride Chassis Installation  NEW

RZR Accessory Video

Premium Packaging & Accessory Merchandising Indian Motorcycle Accessories Analyst Mtg July 2013 Accessory Development - Premium Authentic Approach   Integrated Brand & Product Expression Connect to Brand Heritage / Image Premium Materials, Fit & Finish, Performance Premium, Branded Packaging Integrated go-to-market / launch planning

Accessory Development Adds Versatility to the Rider X Ecosystem Rider X Accessories Rider X App Features Rider X Peripheral Accessories Analyst Mtg July 2013  Performance Monitoring Social Networking Ride Sharing Buddy Tracking Trail Maps Weather

Continued Klim Momentum. Critical Competency for Apparel Growth Analyst Mtg July 2013 Klim  Orders ($’s)  Dealers Count  2012  2013  Goal  Center-of-Excellence – Rigby ID  Strong Pre-season Dealer Engagement

Klim Podium Sweep – Red Bull Romaniacs

Aggressive Commitment to Branded Lifestyle Apparel Analyst Mtg July 2013 Snowmobile Ranger/RZR Branded Lifestyle Apparel Apparel Revenue Growth

1H Performance Analyst Mtg July 2013 Inform, Engage, Inspire – Anytime, Anywhere Transformation Initiatives Digital/Online Shopping Platform Traffic Up 56% Sales Up 63% Internet Commerce Exchange (ICE) Enhanced content, navigation and SEO Rigorous performance tracking / testing / refinement Drive catalog app penetration Launch Internet Commerce Exchange (ICE) New integrated E-commerce store Common PG&A + Wholegoods front-end technology allows for seamless integration Persistent shopping cart 2012 2013 315 Dealers Participating

PG&A Brand Direction Simplify. Clarify. Focus. Objective: Simplify and clarify the PG&A brand architecture Demonstrate why buying “original” is a better value proposition than aftermarket products Analyst Mtg July 2013

PG&A Brand Direction Brand Specific Catalogs Focused on Product Benefits Analyst Mtg July 2013

Increased Capacity, Efficiency, and Service Levels Analyst Mtg July 2013 Title: N.A. Distribution Expansion N.A. Distribution Footprint Objectives New Wilmington OH Distribution Facility  Located between Columbus & Cincinnati Productivity 25% faster than Vermillion, order cycle times improve by 50% Service to ~750 Eastern U.S. dealers 10,000 fastest moving parts Address capacity and enable growth Capture transportation savings Improve service levels

Q & A Steve Eastman – Vice President PG&A July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Snowmobile Division Mike Jonikas, Vice President July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Video

terrain domination polaris

Industry Overview Analyst Mtg July 2013 Snowmobile Industry Outlook Growth in Ultimate & Core Segments Growth in Mountain & Crossover Segments Industry Retail Unit Growth (3 yr CAGR +9%) Nominal growth with favorable snow fall Registered consumer owner base is sizeable & stable Average age of buyer slightly younger Number of snowmobile clubs is stable Miles of snowmobiling trails is stable 95% repeat buyers with high product expectations 111k 123k 129k 09/10 10/11 11/12 12/13 144k

Analyst Mtg July 2013 Polaris Retail Sales Growth (12/13 season) (Gp:) 35% (Gp:) UP Scandinavia & Russia (Gp:) 9% (Gp:) UP (Gp:) North America

Analyst Mtg July 2013 Polaris Market Share Growth Polaris Performance Highlights During 12/13 Season Polaris is Only OEM With Share Growth 3 Years in a Row Polaris gains fueled by innovative sleds & more aggressive marketing support Strong growth from new MY’13 RMK and Indy product offerings Highest Polaris market share level since 03/04 - strong #2 share position Retail sell-through improved by 230 bps

Growth Strategy Roadmap Analyst Mtg July 2013 1. Terrain Dominating Sleds Industry leading rider satisfaction Innovative chassis performance 2. Stronger Marketing Support Increased advertising impressions Industry leading social media presence 3. Margin Expansion Throughout the P&L Pinned To Win!

Analyst Mtg July 2013 MY’14 Product News 7 Indy Models - reaching new customers in new product segments 600 Switchback Assault Greater Snow Check Customization Proven 600 Cleanfire™ Engine High Quality + Product News Drives Market Share Growth 2,100+  possible sled configurations Painted rails, tunnels, and side panels Way easier ordering system 550 Indy 550 Indy 144” 800 Indy SP 550 Indy LXT 550 Adventure 600 Voyager 550 Voyager

More Aggressive Marketing Analyst Mtg July 2013 Terrain Dominator Partners Leading Social Media Presence Broader Media Placements Increased Advertising Impressions +545% +79% Polaris #1 Ski-doo Arctic Yamaha

Margin Expansion Excellent Progress To Date. Further Opportunity Exists. Mix with segment trends in ultimate, mountain, and crossover Strength based pricing moves Value Analysis / Value Engineering Quality improvements Analyst Mtg July 2013 Gross Profit % Operating Margin %

Snowmobiles Summary Analyst Mtg July 2013 Roadmap For Future Growth Generating Profitable Growth Polaris retail sales Polaris market share Margin expansion Terrain dominating sleds Stronger marketing support Further margin expansion Market Share Growth Delivering Higher Revenue 1H 2012 1H 2013 FY 2012 FY 2013 Guidance +71% $23.2M +1% $283.0M Up Low Single Digit % -15% $13.5M

Q & A Mike Jonikas, Vice President July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

North American Sales & Corporate Marketing Mike Jonikas, Vice PresidentJuly 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Agenda Generating Polaris Growth Driving strong retail sales growth, 4th year in a row Extending #1 OEM market share position within PowerSports Continuing to improve Polaris’ brand franchise value Polaris is the only OEM growing dealership count, again Roadmap To Drive Future Growth Flow business model leadership - ORV MVP, Victory RFM Build strong dealership count positions Analyst Mtg July 2013

Analyst Mtg July 2013 Polaris Growth:  retail sales Driving Strong Retail Sales Growth.  4th Year In A Row. Polaris Retail Sales Change (year-over-year)

Analyst Mtg July 2013 Polaris Growth:  market share Extending #1 OEM Share Position Within PowerSports Consolidated PowerSports Market Share in Units (with total motorcycle industry) Arctic Cat Deere Kubota Suzuki Triumph BMW Ducati KTM Piaggio Other Honda Harley Yamaha Kawasaki Can Am

Analyst Mtg July 2013 Polaris Growth:  brand franchise value Continuing to Improve Our Brand Franchise Value Growing Brand Value Eroding or Maintaining Brand Value OEM Retail Sales Per Dealership (2012 vs. 2010)

Analyst Mtg July 2013 Polaris Growth:  dealership count Polaris Is The Only OEM Growing Dealership Count.  Again. OEM Dealer Count Change (1Q 2013 vs. 1Q 2012)

Analyst Mtg July 2013 Roadmap To Drive Future Growth Focused Growth Strategy. Driving Swift Execution. Flow Business Model Leadership - ORV MVP, Victory RFM Maximize retail sales Maximize market share Maximize inventory turns Build Strong Dealership Count Positions Leadership positions within key volume markets Best in Powersports PLUS

Motorcycles Converted to Flow Model Flow Business Model Leadership Strong Results Since MVP Launch Dealer level stocking and inventory levels Stronger retail selling practices Growth: retail, share, and dealership count MVP Focus Moving Forward Shorter manufacturing lead times Faster vehicle transfer timing Even more effective retail practices Victory Retail Flow Model (RFM) Dealer re-order with retail transaction To enable faster vehicle delivery Dramatically improved dealer level stocking RFM Focus Moving Forward Model specific mktg support from Polaris Improved factory flexibility by model Even more effective retail practices Analyst Mtg July 2013 Further Extend Polaris’ Business Model Leadership Accelerating ORV Leadership

Strong Dealership Count Positions Industry leading product innovation and rider satisfaction Strong Polaris marketing and program support plans Further extend Polaris’ flow business model leadership Analyst Mtg July 2013 (Gp:) 2012 Actual (Gp:) Long Range Plan ORV: achieve leadership position Snow: sustain leadership position MC: fully penetrate top markets (Gp:) SxS plus ATV (Gp:) Snowmobiles (Gp:) Victory plus Indian Properly Penetrate Key Markets Polaris Leadership Position in Key Markets 1520 765 450 Brutus 0

Q & A Title: Mike Jonikas, Vice President July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

Dave Longren, V.P. - Off-Road Vehicles July 30, 2013 POLARIS INDUSTRIES INC. ANALYST & INVESTOR MEETING

ORV Business Breakdown RANGER & RZR  #1 PRIORITY; SPORTSMAN REMAINS SIGNIFICANT #1 business for revenue and profits Large business with significant profits, growing  again Incremental Growth Opportunity RANGER & RZR All Other ATV All Other Bobcat Defense Commercial ATV & SxS 7-30-13 Analyst % of $ Sales

Age Income Male/Female 1st Time Owner Primary Usage ORV Customer Profiles Expanded Customer Base Consumer Profile 7-30-13 Analyst Arrows indicate Trend

Trends ORV Industry Trends ATV Industry Trends5 Year CAGR = -12%Fcst moderate increase in  2013H1 2013 Actual low single digit decline SxS Industry Trends5 Year CAGR +10% Continued double digit growth in 2013Industry Growth on Plan Growth Rates Expect Overall ORV Industry Up Modestly in 2013 7-30-13 Analyst ATV SxS

Increased Competition Strongly Positioned ORV Competitive Landscape 7-30-13 Analyst

6 ORV Product Advantage Breadth & Depth of Product Offering #1 Market Share Industry Leading Products In Every Segment Innovation Speed to Market Customer Focus 7-30-13 Analyst

MVP From 6-Month to Semi-Monthly orders ATV inventory reduced 57% since '08/'09 Reduced lead times Improved delivery accuracy SEGMENT STOCKING First OEM to drive stocking Custom district segments RETAIL PLANNING First OEM to integrate retail plans Full details plans including all support materials Business Innovation Brand Development Industry leading brands Sportsman RANGER RZR Expanding consumer reach ADVERTISING National #1 SOV in ’10 - ’13 Local market tailoring PROMOTIONS Product segment tailored programs National & Regional focus Demand Creation Improved Dealer Interaction Strong Competitive Advantage 7-30-13 Analyst

ATV SxS Bobcat Continued Share Growth Low  30’s Share In ATV; SxS Estimated 40 Share Overall ORV Share Estimated at upper 30’s  NA estimated Unit market share Over Two Times Share Of Next Competitor ORV Market Share Results 7-30-13 Analyst

ORV Overall Results Sub RANGER – Consistent incremental growth RZR – Consistent incremental growth Sportsman – Consistent share growth Military & Bobcat – Adjacent high growth  79%  GROWTH  2010-2013 (Gp:) Revenue 7-30-13 Analyst  Guidance

2013 Strong Forecasted Results Low Single Digits ATV  High Double Digit Growth RANGER  RZR  Estimated Market Size (Units)  Mid Double Digit Growth 400K 420K 7-30-13 Analyst

Drive Profitable Growth   : ORV Growth Plan  : 11  : 7-30-13 Analyst  : Leverage New Products to Drive Growth Maintain consistent innovation Incremental Breakthrough Profitable ATV market share growth Expanded international focus Integrated MVP Retail #1 Advertising, Expanded Consumer Awareness Next level of “The Right Product at the Right Time” Invest & Grow Adjacencies Grow Military Bobcat + Brutus Commercial Expand Margins Value Chain Optimization Monterrey utilization Price optimization, cost reduction, product & logistics